SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2007

CVS CORPORATION
(Exact Name of Registrant
as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-01011	050494040
(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive
Woonsocket, Rhode Island	02895
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

      Item 8.01 Other Events

                This Current Report on form 8-K is filed to file the opinion of Davis Polk & Wardwell and the opinion of King & Spalding LLP, in each case, as an exhibit to the Registration Statement (No. 333-139470) on Form S-4 relating to the proposed merger of Caremark Rx, Inc. with and into Twain MergerSub L.L.C., a Delaware limited liability corporation and wholly owned subsidiary of CVS Corporation.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document

Exhibit 8.1	Opinion of Davis Polk & Wardwell regarding material federal income tax consequences relating to the merger, as described in the Joint Proxy Statement/Prospectus included in Registration Statement (No. 333-139470) on Form S-4.

Exhibit 8.2	Opinion of King & Spalding LLP regarding material federal income tax consequences relating to the merger, as described in the Joint Proxy Statement/Prospectus included in Registration Statement (No. 333-139470) on Form S-4.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CORPORATION

Date:	January 19, 2007	By:	/s/ Douglas A. Sgarro

			Name:	Douglas A. Sgarro
			Title:	Executive Vice President and
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Document

Exhibit 8.1	Opinion of Davis Polk & Wardwell regarding material federal income tax consequences relating to the merger, as described in the Joint Proxy Statement/Prospectus included in Registration Statement (No. 333-139470) on Form S-4.

Exhibit 8.2	Opinion of King & Spalding LLP regarding material federal income tax consequences relating to the merger, as described in the Joint Proxy Statement/Prospectus included in Registration Statement (No. 333-139470) on Form S-4.